UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(954) 380-3343

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on Form 8-K Current Reports filed on December 11, 2025 and December 31, 2025, Edgemode, Inc. (the “Company”) is seeking rescission of the Share Exchange Agreement by and among the Company, Synthesis Analytics Production Ltd. and Adler Capital Limited dated April 7, 2025 (the “SEA”) and an Employment Agreement between the Company and Niclas Adler (the “Employment Agreement”), as the Company has discovered that Synthesis Analytics Production Ltd. and Adler Capital Limited breached material representations and warranties under the SEA. In addition to the material breaches the Company has uncovered and previously disclosed, the Company has been notified of a petition submitted on behalf of Marviken ONE AB with the Stockholm District Court disputing Swedish Tax Agency claims against Marviken ONE AB and tax payments owed by Marviken ONE AB (the “Swedish Petition”). Under the SEA, the Marviken ONE AB properties (“Marviken”) were to be transferred free and clear of all encumbrances to the Company. Within the Swedish Petition the representatives of Marviken represent to the Stockholm District Court that Marviken is to be acquired by a third party, unrelated to the Company. The Company intends to use these representations in the Swedish Petition to further justify its demand enforce the rescission and termination of the SEA, Employment Agreement and related agreements and seek damages against Adler Capital Limited, Adler and their affiliates. The affiliates of Adler include Paul Taylor, an individual that has supported the previously disclosed lawsuit filed against the Company on December 19, 2025 in the Clark County District Court of Nevada by Adler Capital Limited and Adler. At this time, the Company is unable to predict the outcome of the litigation or estimate the ultimate financial exposure, if any, that may result from the proceedings. The Company also intends to file claims against Adler Capital Limited and Adler to enforce the rescission and termination of the related agreements and seek damages against Adler Capital Limited, Adler and their affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: January 14, 2026	By:	/s/ Charlie Faulkner
	Name:	Charlie Faulkner
	Title:	Chief Executive Officer

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